EXHIBIT 10.2

AMENDMENT NO. 1
TO
STOCKHOLDER AGREEMENT

This AMENDMENT NO. 1, dated as of August 1, 2008, is among (a) ENCOMPASS GROUP AFFILIATES, INC., formerly Advanced Communications Technologies, Inc., a Florida corporation (the “Company”), (b) ACT-DE, LLC (“HIG”) and (c) the Persons identified on Schedule 1 as “Sankaty Investors” (the “Sankaty Investors”) to the Original Agreement, and (d) any other Person who becomes a party to the Original Agreement as hereby amended by executing an Instrument of Accession thereto. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

W I T N E S S E T H:

WHEREAS, HIG, the Sankaty Investors and the Company are parties to that certain Purchase Agreement, of even date herewith, pursuant to which HIG and the Sankaty Investors will purchase Series E Preferred Stock of the Company;

WHERAS, in connection therewith, HIG, the Sankaty Investors and the Company are parties to that certain Stockholder Agreement, dated August 17, 2007 (the “Original Agreement”); and

WHEREAS, the parties desire to supplement and amend the Original Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Original Agreement is hereby amended to add the following definition:

“2008 Purchase Agreement. 2008 Purchase Agreement shall mean the Purchase Agreement, dated August 1, 2008, among the Company, HIG and the Sankaty Investors.”

2. Section 1 of the Original Agreement is hereby amended to amend and restate subpart (a) of the definition of “HIG Securities” as follows:

“the shares of Series C Preferred Stock issued to HIG pursuant to the Purchase Agreement and the shares of Series E Preferred Stock issued to HIG pursuant to the 2008 Purchase Agreement,”

3. Section 1 of the Original Agreement is hereby amended to amend and restate subpart (a) of the definition of “Sankaty Securities” as follows:

“the shares of Series C Preferred Stock issued to the Sankaty Investors pursuant to the Purchase Agreement and the shares of Series E Preferred Stock issued to the Sankaty Investors pursuant to the 2008 Purchase Agreement,”

4. Section 1 of the Original Agreement is hereby amended to amend and restate in its entirety the definition of Preferred Stock as follows:

“Preferred Stock. Preferred Stock shall mean (a) the Company’s Series C Preferred Stock, $0.01 par value per share (the “Series C Preferred Stock”), (b) the Company’s Series D Preferred Stock, $0.01 par value per share, (c) the Company’s Series A-2 Preferred Stock, $0.01 par value per share (d) the Company’s Series E Preferred Stock, $0.01 par value per share (the “Series E Preferred Stock”) and (e) any capital stock of the Company which is (i) preferred as to distributions upon a liquidation of the Company or dividends over any other class of stock of the Company, (ii) subject to redemption pursuant to the terms thereof or (iii) issued to the holders of Preferred Stock upon any reclassification thereof.”

5. The introductory sentence of Section 2.1 of the Original Agreement is hereby amended to delete “Series C” such that Section 2.1 applies to all “Preferred Stock.”

6. The first paragraph of Section 2.3 of the Original Agreement is hereby amended and restated in its entirety as follows:

“No HIG Stockholder may make a Transfer of Preferred Stock pursuant to clause (a)(iv) of Section 2.1 unless such HIG Stockholder complies with the provisions of this Section 2.3. The transferring HIG Stockholder (the “TransferringStockholder”) shall deliver a written notice (the “Offer Notice”) to the Company and to each Sankaty Stockholder that holds the series of Preferred Stock proposed to be transferred. The Offer Notice will disclose in reasonable detail the proposed number of shares of such series of Preferred Stock to be Transferred, the proposed price, terms and conditions of the Transfer and the identity of the transferee. Each of the Sankaty Stockholders holding such series of Preferred Stock may elect to participate in the contemplated sale by delivering written notice to the Transferring Stockholder within 10 days after receipt of the Offer Notice. If any of such Sankaty Stockholders elects to participate in such sale (the “Participating Stockholders”), each of the Transferring Stockholder and the Participating Stockholders will be entitled to sell in the contemplated sale a number of shares of such series of Preferred Stock equal to the product of (i) the fraction, the numerator of which is the number of shares of such series of Preferred Stock held by such Person, and the denominator of which is the aggregate number of such series of Preferred Stock owned by the Transferring Stockholder and the Participating Stockholders, multiplied by (ii) the number of shares of such series of Preferred Stock to be sold by the Transferring Stockholder and the Participating Stockholders in the contemplated sale.”

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7. Section 6 of the Original Agreement is hereby amended to delete “or” prior to subpart (d) thereof and to include the following as subpart (e) thereof:

“, or (e) vote for or consent to any amendment to the Certificate of Designation of the Series E Preferred Stock.”

8. The Original Agreement, as hereby amended and supplemented, shall remain in full force and effect.

9. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

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EXHIBIT 10.2

IN WITNESS WHEREOF, the parties have executed and delivered this instrument as of the date first above written.

ENCOMPASS GROUP AFFILIATES, INC..

By:/s/ Wayne I. Danson
Name: Wayne I. Danson
Title: President and CEO

ACT-DE, LLC

By: /s/ William J. Nolan
Name: William J. Nolan
Title: Executive Vice President

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EXHIBIT 10.2

PROSPECT HARBOR CREDIT PARTNERS, L.P.

By: /s/ Tim Barns
Name: Tim Barns
Title: Managing Director

SANKATY CREDIT OPPORTUNITIES II, L.P.

By: /s/ Tim Barns
Name: Tim Barns
Title: Managing Director

SANKATY CREDIT OPPORTUNITIES III, L.P.

By: /s/ Tim Barns
Name: Tim Barns
Title: Managing Director

RGIP, LLC

By: /s/ Ann L. Milner
Name: Ann L. Milner
Title: Managing Member